UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report December 7, 1998

               GRIFFIN REAL ESTATE FUND-IV, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 0-13426

                   IRS Employer Identification No. 41-1470203

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402

                  Registrant's telephone number: (612) 338-2828

Item 2. Acquisition or disposition of assets.


                       DISPOSITION OF BROOKLANE APARTMENTS
                            OF BROWN DEER, WISCONSIN

On December 7 1998, Griffin Real Estate Fund-IV, A Limited Partnership sold the Presidential Estates Apartments to Brown Deer Leased Housing Associates, L.P.

Description of Property

Brooklane Apartments is a 278 unit apartment complex located at 4475 West Dean Road, Brown Deer, Wisconsin. The property was originally acquired by Griffin Real Estate Fund-IV on December 27, 1984 for $8,150,000. A down payment of $2,250,000 was made with the balance of $5,900,000 financed by a wrap around mortgage loan. On December 10, 1993, the property debt was refinanced with a new $6,632,000 first mortgage and the previous mortgage was extinguished.

Sale of Property

The Brooklane Apartments sales price of $10,750,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-IV, to any affiliates of Griffin Real Estate Fund-IV, to its General Partner, or to any associates of its General Partner. With the proceeds of the sale, the mortgage principal balance of $6,370,176 accrued interest of $103,240 and sales costs were paid.

Item 7. Financial Statements and Exhibits

The following documents are filed as part of this report:

        Proforma financial information.

                          GRIFFIN REAL ESTATE FUND-IV,
                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1997

                                                                        * After
ASSETS:                                  Actual         Adjustment      Disposition Proforma
                                         ------         ----------      --------------------
Cash and cash equivalents             $    410,299     $    (68,812)    $    341,487
Real estate tax escrow deposits            453,036         (294,343)         158,693
Receivables and other assets                47,242          (21,265)          25,977
                                      ------------     ------------     ------------
   Total                                   910,577         (384,420)         526,157
                                      ------------     ------------     ------------

PROPERTY AND EQUIPMENT:
Land                                     1,065,093         (834,000)         231,093
Buildings and improvements              13,839,292       (7,120,148)       6,719,144
Furniture and equipment                    889,787         (358,298)         531,489
                                      ------------     ------------     ------------
    Total                               15,794,172       (8,312,446)       7,481,726
Less accumulated depreciation            7,570,126       (3,984,543)       3,585,583
                                      ------------     ------------     ------------
Property and equipment -  net            8,224,046       (4,327,903)       3,896,143
                                      ------------     ------------     ------------

Deferred expenses less accumulated
   amortization - $142,082                 205,868         (106,685)          99,183
                                      ------------     ------------     ------------
      TOTAL ASSETS                    $  9,340,491     $ (4,819,008)    $  4,521,483
                                      ============     ============     ============


LIABILITES AND PARTNERS' EQUITY:

LIABILITES:
Accounts payable:
    Affiliate                         $      9,834     $         --     $      9,834
    Other                                  523,505         (361,856)         161,649
Security deposits                           75,750          (43,253)          32,497
Accrued interest                            89,503          (51,053)          38,450
Mortgage notes payable                  11,261,224       (6,423,528)       4,837,696
                                      ------------     ------------     ------------
     Total liabilities                  11,959,816       (6,879,690)       5,080,126
                                      ------------     ------------     ------------

PARTNERS' EQUITY:
General Partner                           (218,239)          20,607         (197,632)
Limited Partners                        (2,401,086)       2,040,075         (361,011)
                                      ------------     ------------     ------------
     Total Partners' Equity             (2,619,325)       2,060,682         (558,643)
                                      ------------     ------------     ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                      $  9,340,491     $ (4,819,008)    $  4,521,483
                                      ============     ============     ============

* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND-IV,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                        * After Disposition
 REVENUES:                                  Actual      Adjustment      Proforma
                                            ------      ----------      --------
Rent (less apartment vacancies: 1997,
       $364,819)                         $ 3,366,254    $(1,822,756)    $ 1,543,498
Interest                                      23,515           (755)         22,760
Gain on sale of property
      and equipment                          288,818             --         288,818
Other                                        142,231        (61,428)         80,803
                                         -----------    -----------     -----------
     Total revenues                        3,820,818     (1,884,939)      1,935,879
                                         -----------    -----------     -----------

EXPENSES:
Interest                                   1,102,676       (604,960)        497,716
Depreciation and amortization                635,694       (324,967)        310,727
Real Estate Taxes                            404,715       (275,679)        129,036
Repairs and maintenance                      452,626       (242,530)        210,096
Utilities                                    261,577       (156,732)        104,845
Salaries and employee benefits               398,680       (173,466)        225,214
Management fees to related parties           189,103        (93,996)         95,107
Administratiave                              125,273        (39,986)         85,287
Insurance                                     68,839        (31,690)         37,149
Bad Debt                                      19,732         (3,606)         16,126
Other                                          7,175         (7,175)             --
                                         -----------    -----------     -----------

     Total Expenses                        3,666,090     (1,954,787)      1,711,303
                                         -----------    -----------     -----------

NET INCOME                               $   154,728    $    69,848     $   224,576
                                         ===========    ===========     ===========

NET INCOME ALLOCATED
TO GENERAL PARTNERS                      $    24,504    $       698     $    25,202
                                         ===========    ===========     ===========

NET INCOME ALLOCATED
TO LIMITED PARTNERS                      $   130,224    $    69,150     $   199,374
                                         ===========    ===========     ===========

PER UNIT:

NET INCOME                               $        10    $         5     $        15
                                         ===========    ===========     ===========

*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                          GRIFFIN REAL ESTATE FUND-IV,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                               SEPTEMBER 30, 1998
                                   (unaudited)

                                                                     * After Disposition
ASSETS:                                 Actual       Adjustments     Proforma
                                        ------       -----------     --------
Cash and cash equivalents            $   370,040     $   (29,852)    $   340,188
Receivables and other assets             420,667        (414,141)          6,526
                                     -----------     -----------     -----------
     Total                               790,707        (443,993)        346,714
                                     -----------     -----------     -----------

PROPERTY AND EQUIPMENT:
   Land                                  834,000        (834,000)             --
   Buildings and Improvements          7,548,536      (7,548,536)             --
   Furniture and Equipment               358,298        (358,298)             --
                                     -----------     -----------     -----------
     Total                             8,740,834      (8,740,834)             --
   Less accumulated depreciation       4,212,650      (4,212,650)             --
                                     -----------     -----------     -----------
   Property and Equipment - net        4,528,184      (4,528,184)             --
                                     -----------     -----------     -----------

TOTAL ASSETS                         $ 5,318,891     $(4,972,177)    $   346,714
                                     ===========     ===========     ===========

LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
   Accounts payable and accrued
        liabilities                  $   353,385     $  (350,016)    $     3,369
   Security Deposit                       43,129         (43,129)             --
   Mortgage notes payable              6,380,479      (6,380,479)             --
                                     -----------     -----------     -----------
         Total liabilities             6,776,993      (6,773,624)          3,369
                                     -----------     -----------     -----------

PARTNERS' EQUITY:
General Partners                         (55,858)         18,014         (37,844)
Limited Partners                      (1,402,244)      1,783,433         381,189
                                     -----------     -----------     -----------
        Total Partners' Equity        (1,458,102)      1,801,447         343,345
                                     -----------     -----------     -----------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                     $ 5,318,891     $(4,972,177)    $   346,714
                                     ===========     ===========     ===========


*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND -IV
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (unaudited)


REVENUES:                            Actual          Adjustments      * After Disposition
                                     ------          -----------      Proforma
                                                                      --------
Rental Income                     $  2,277,857      $ (1,342,096)     $    935,761
Interest Income                         30,053                --            30,053
Gain on Sale of Property             5,563,968                --         5,563,968
Other Income                           235,467           (34,983)          200,484
                                  ------------      ------------      ------------

     Total Revenues                  8,107,345        (1,377,079)        6,730,266
                                  ------------      ------------      ------------

OPERATING EXPENSES:
Operating Expenses                   1,319,694          (858,389)          461,305
Interest Expense                       772,104          (462,264)          309,840
Depreciation and amortization          407,018          (241,631)          165,387
                                  ------------      ------------      ------------

     Total Operating Expenses        2,498,816        (1,562,284)          936,532
                                  ------------      ------------      ------------

NET INCOME BEFORE
     EXTRAORDINARY ITEM              5,608,529           185,205         5,793,734

EXTRAORDINARY ITEM -
     LOSS ON DEBT
          EXTINGUISHMENT               (88,849)               --           (88,849)
                                  ------------      ------------      ------------


NET INCOME                           5,519,680          (185,205)        5,704,885

NET INCOME ALLOCATED
     TO GENERAL PARTNER                217,638            (1,852)          219,490
                                  ------------      ------------      ------------

NET INCOME ALLOCATED
     TO LIMITED PARTNERS          $  5,302,042      $   (183,353)     $  5,485,395
                                  ============      ============      ============

PER UNIT:
NET INCOME BEFORE
      EXTRAORDINARY ITEM          $     408.33      $      13.89      $     422.22

EXTRAORDINARY ITEM                       (6.66)               --             (6.66)
                                  ------------      ------------      ------------

NET INCOME                        $     401.67      $      13.89      $     415.56
                                  ============      ============      ============

*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act o f 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GRIFFIN REAL ESTATE FUND IV,
                                         A LIMITED PARTNERSHIP

                                         BY:    GRIFFIN ASSOCIATES IV
                                                ITS GENERAL PARTNER


Date: December 10, 1998                         BY: /s/ Larry D. Fransen
                                                --------------------------------
                                                Larry D. Fransen
                                                General Partner